UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

International Flavors & Fragrances Inc.
(Exact Name of Registrant as Specified in its Charter)

New York

(State or Other Jurisdiction of
Incorporation)

1-4858	13-1432060
(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212)765-5500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with its presentation at Barclays Back-to-School Consumer Conference, being held today, Thursday, September 10, 2015 in Boston, Massachusetts, International Flavors & Fragrances Inc. (the “Company”) is hereby furnishing a copy of the slide presentation, which provides updated full year 2015 financial guidance.
The information in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Non-GAAP Financial Measures
Certain of the presentations furnished with this Current Report on Form 8-K contain non-GAAP financial measures, including (i) adjusted EPS, (ii) adjusted operating profit and (iii) currency neutral sales. These measures are not intended to represent a presentation in accordance with GAAP. In discussing the Company’s historical and expected future results and financial condition, the Company believes it is meaningful for investors to be made aware of and to be assisted in a better understanding of, on a period-to-period comparable basis, financial amounts both including and excluding identified items. The Company believes such non-GAAP measures provide investors with an overall perspective of the period-to-period performance of its business. In addition, management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis in terms of absolute performance, trends and expected future performance with respect to our business. A material limitation of these non-GAAP measures is that such measures do not reflect actual GAAP amounts. The Company compensates for such limitations by presenting reconciliations of the non-GAAP measures contained in the furnished presentations to the most directly comparable GAAP measures. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. A reconciliation of these non-GAAP measures to GAAP measures can be accessed by visiting the Investor Relations section of the Company’s website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Barclays Back-to-School Slide Presentation dated September 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Date: September 10, 2015
By: /s/ Alison Cornell
Name: Alison Cornell
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Barclays Back-to-School Slide Presentation dated September 10, 2015.